UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2009

JPMORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-05805	No. 13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 16, 2009, the U.S. Department of the Treasury (the “Treasury”) sold, in a secondary public offering, 88,401,697 warrants (the “Warrant Offering”), each representing the right to purchase one share of the common stock, par value $1 per share, of JPMorgan Chase & Co. (the “Company”), at an exercise price of $10.75 per warrant (the “Warrants”). The public offering price and allocation of Warrants were determined by an auction process managed by Deutsche Bank Securities Inc. The Company did not receive any of the proceeds of the Warrant Offering. In connection with the Warrant Offering, the Company, its directors and certain of its officers entered into 45-day “lock up” agreements.

The description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the securities, a form of which is incorporated by reference in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed as part of this Report on Form 8-K:

1.1	Underwriting Agreement, dated December 10, 2009, among JPMorgan Chase & Co., the United States Department of the Treasury and Deutsche Bank Securities Inc., as representative of the several underwriters.

4.1	Warrant Agreement, dated as of December 16, 20 09, between JPMorgan Chase & Co. and Mellon Investor Services LLC, as warrant agent (incorporated herein by reference to Exhibit 4.1 of the Company’s Registration Statement on Form 8-A filed on December 11, 2009).

4.2	Specimen Warrant (incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form 8-A filed on December 11, 2009).

5.1	Opinion of Sullivan & Cromwell LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

Date: December 16, 2009	By:	/s/ Neila B. Radin
	Name:	Neila B. Radin
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated December 10, 2009, among JPMorgan Chase & Co., the United States Department of the Treasury and Deutsche Bank Securities Inc., as representative of the several underwriters.

4.1	Warrant Agreement, dated as of December 16, 20 09, between JPMorgan Chase & Co. and Mellon Investor Services LLC, as warrant agent (incorporated herein by reference to Exhibit 4.1 of the Company’s Registration Statement on Form 8-A filed on December 11, 2009).

4.2	Specimen Warrant (incorporated herein by reference to Exhibit 4.2 of the Company’s Registration Statement on Form 8-A filed on December 11, 2009).

5.1	Opinion of Sullivan & Cromwell LLP.